                                 EXHIBIT (24)
                                 ------------

                               POWER OF ATTORNEY

                       1933 ACT REGISTRATION STATEMENTS

                                      of

                             CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    12-20   , 1994
           -----------     -



                                       /s/ H. Lee Cooper III
                                       ------------------------------
                                           H. Lee Cooper III

                               POWER OF ATTORNEY

                       1933 ACT REGISTRATION STATEMENTS

                                      of

                             CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 1994
           -------------     -



                                       /s/ John David Engelbrecht
                                       ------------------------------
                                           John David Engelbrecht

                               POWER OF ATTORNEY

                       1933 ACT REGISTRATION STATEMENTS

                                      of

                             CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 1994
           -------------     -



                                       /s/ Robert L. Koch II
                                       ------------------------------
                                           Robert L. Koch II

                               POWER OF ATTORNEY

                       1933 ACT REGISTRATION STATEMENTS

                                      of

                             CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    12/20   , 1994
           -----------     -



                                       /s/ Jerry A. Lamb
                                       ------------------------------
                                           Jerry A. Lamb

                               POWER OF ATTORNEY

                       1933 ACT REGISTRATION STATEMENTS

                                      of

                             CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    12/20   , 1994
           -----------     -



                                       /s/ B.F. McCarthy
                                       ------------------------------
                                           Burkley F. McCarthy

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                              CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 199 4
           -------------     ---



                                           /s/Robert K. Ruxer
                                    -------------------------------
                                              Robert K. Ruxer

                                POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                              CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 199 4
           -------------     ---



                                           /s/Thomas W. Traylor
                                     --------------------------------
                                              Thomas W. Traylor

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                              CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    12-20   , 199 4
           -----------     ---



                                                 /s/Paul G. Wade
                                            ------------------------
                                                    Paul G. Wade

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                              CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 199 4
           -------------     ---



                                                           /s/Ralph L. Alley
                                                        ------------------------
                                                              Ralph L. Alley

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                              CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 199 4
           -------------     ---



                                                          /s/James J. Giancola
                                                        ------------------------
                                                             James J. Giancola

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENTS

                                       of

                              CNB BANCSHARES, INC.



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and DAVID L. KNAPP, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger by and among CNB Bancshares, Inc., Citizens Bancshares, Inc. and UF Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated    Dec. 20   , 199 4
           -------------     ---



                                                          /s/David L. Knapp
                                                        ------------------------
                                                             David L. Knapp